Allspring Utilities and High Income Fund

(ERH) CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

March 3, 2025 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to-date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

DATA AS OF 2/28/2025		ESTIMATED SOURCES OF DISTRIBUTION
		PER SHARE DISTRIBUTION	NII	LT GAINS	ST GAINS	PAID IN CAPITAL
ERH (FYE 8/31)	Current Month ($)	0.07626	0.03570	0.00000	0.00000	0.04056
	Current Month (%)	100.00%	46.80%	0.00%	0.00%	53.20%
	Fiscal Year to Date ($)	0.41389	0.16969	0.00000	0.00000	0.24420
	Fiscal Year to Date (%)	100.00%	41.00%	0.00%	0.00%	59.00%

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

DATA AS OF 1/31/2025			ANNUALIZED		CUMULATIVE
			5-YEAR FISCAL YTD		FISCAL YTD RETURN ON NAV	FISCAL YTD DIST RATE ON NAV[1]
	FISCAL YTD DIST	NAV	RETURN ON NAV	DIST RATE ON NAV[1]
ERH (FYE 8/31)	0.33763	12.33	5.59%	6.53%	5.50%	2.74%

[1]	As a percentage of 1/31 NAV

Additional Disclosures about the Allspring Closed-End Funds

The fund makes distributions in accordance with a managed distribution plan that provides for the declaration of monthly distributions to common shareholders of the fund at an annual minimum fixed rate of 8.0%, based on the fund’s average monthly net asset value (NAV) per share over the prior 12 months. Under the managed distribution plan, distributions are sourced from income and also may be sourced from paid-in capital and/or capital gains. The fund’s distributions in any period may be more or less than the net return earned by the fund on its investments and therefore should not be used as a measure of performance or confused with yield or income. Distributions in excess of fund returns will cause the fund’s NAV to decline. Investors should not draw any conclusions about the fund’s investment performance from the amount of its distribution or from the terms of its managed distribution plan.

The quoted distribution rate is a figure that uses the fund’s previous distribution to calculate an annualized figure. The distribution rate is calculated by annualizing the last distribution and then dividing by the period-ending NAV or market price. Special distributions, including special capital gains distributions, are not included in the calculation.

The Allspring Utilities and High Income Fund is a closed-end equity and high-yield bond fund. The fund’s investment objective is to seek a high level of current income and moderate capital growth with an emphasis on providing tax-advantaged dividend income.

The final determination of the source of all dividend distributions in the current year will be made after year-end. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon a fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. Each fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

For more information on Allspring’s closed-end funds, please visit our website.

This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the fund may trade at either a premium or discount relative to the fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The fund is also subject to risks associated with any concentration of its investments in the utility sector. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.

Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

Some of the information contained herein may include forward-looking statements about the expected investment activities of the funds. These statements provide no assurance as to the funds’ actual investment activities or results. Readers must make their own assessment of the information contained herein and consider such other factors as they may deem relevant to their individual circumstances.

2

© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.

Shareholder inquiries

1-800-730-6001

Financial advisor inquiries

1-888-877-9275

Media Inquiries:

 Bradley Steiner

 bradley.steiner@allspring-global.com

 332-910-7873

3

Allspring Utilities and High Income Fund

(ERH) CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

April 1, 2025 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to-date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

DATA AS OF 3/31/2025		ESTIMATED SOURCES OF DISTRIBUTION
		PER SHARE DISTRIBUTION	NII	LT GAINS	ST GAINS	PAID IN CAPITAL
ERH (FYE 8/31)	Current Month ($)	0.07724	0.05792	0.00000	0.00000	0.01932
	Current Month (%)	100.00%	75.00%	0.00%	0.00%	25.00%
	Fiscal Year to Date ($)	0.49113	0.22761	0.00000	0.00000	0.26352
	Fiscal Year to Date (%)	100.00%	46.30%	0.00%	0.00%	53.70%

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

DATA AS OF 2/28/2025			ANNUALIZED		CUMULATIVE
			5-YEAR FISCAL YTD		FISCAL YTD RETURN ON NAV	FISCAL YTD DIST RATE ON NAV[1]
	FISCAL YTD DIST	NAV	RETURN ON NAV	DIST RATE ON NAV[1]
ERH (FYE 8/31)	0.41389	12.40	7.72%	6.73%	6.82%	3.34%

[1]	As a percentage of 2/28 NAV

Additional Disclosures about the Allspring Closed-End Funds

The fund makes distributions in accordance with a managed distribution plan that provides for the declaration of monthly distributions to common shareholders of the fund at an annual minimum fixed rate of 8.0%, based on the fund’s average monthly net asset value (NAV) per share over the prior 12 months. Under the managed distribution plan, distributions are sourced from income and also may be sourced from paid-in capital and/or capital gains. The fund’s distributions in any period may be more or less than the net return earned by the fund on its investments and therefore should not be used as a measure of performance or confused with yield or income. Distributions in excess of fund returns will cause the fund’s NAV to decline. Investors should not draw any conclusions about the fund’s investment performance from the amount of its distribution or from the terms of its managed distribution plan.

The quoted distribution rate is a figure that uses the fund’s previous distribution to calculate an annualized figure. The distribution rate is calculated by annualizing the last distribution and then dividing by the period-ending NAV or market price. Special distributions, including special capital gains distributions, are not included in the calculation.

The Allspring Utilities and High Income Fund is a closed-end equity and high-yield bond fund. The fund’s investment objective is to seek a high level of current income and moderate capital growth with an emphasis on providing tax-advantaged dividend income.

The final determination of the source of all dividend distributions in the current year will be made after year-end. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon a fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. Each fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

For more information on Allspring’s closed-end funds, please visit our website.

This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the fund may trade at either a premium or discount relative to the fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The fund is also subject to risks associated with any concentration of its investments in the utility sector. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.

Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

Some of the information contained herein may include forward-looking statements about the expected investment activities of the funds. These statements provide no assurance as to the funds’ actual investment activities or results. Readers must make their own assessment of the information contained herein and consider such other factors as they may deem relevant to their individual circumstances.

2

© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.

Shareholder inquiries

1-800-730-6001

Financial advisor inquiries

1-888-877-9275

Media Inquiries:

 Bradley Steiner

 bradley.steiner@allspring-global.com

 332-910-7873

3

Allspring Utilities and High Income Fund

(ERH) CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

May 1, 2025 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to-date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

DATA AS OF 4/30/2025		ESTIMATED SOURCES OF DISTRIBUTION
		PER SHARE DISTRIBUTION	NII	LT GAINS	ST GAINS	PAID IN CAPITAL
ERH (FYE 8/31)	Current Month ($)	0.07849	0.00080	0.00000	0.00000	0.07769
	Current Month (%)	100.00%	1.00%	0.00%	0.00%	99.00%
	Fiscal Year to Date ($)	0.56962	0.22841	0.00000	0.00000	0.34121
	Fiscal Year to Date (%)	100.00%	40.10%	0.00%	0.00%	59.90%

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

DATA AS OF 3/31/2025			ANNUALIZED		CUMULATIVE
			5-YEAR FISCAL YTD		FISCAL YTD RETURN ON NAV	FISCAL YTD DIST RATE ON NAV[1]
	FISCAL YTD DIST	NAV	RETURN ON NAV	DIST RATE ON NAV[1]
ERH (FYE 8/31)	0.49113	12.23	10.22%	6.91%	6.09%	4.02%

[1]	As a percentage of 3/31 NAV

Additional Disclosures about the Allspring Closed-End Funds

The fund makes distributions in accordance with a managed distribution plan that provides for the declaration of monthly distributions to common shareholders of the fund at an annual minimum fixed rate of 8.0%, based on the fund’s average monthly net asset value (NAV) per share over the prior 12 months. Under the managed distribution plan, distributions are sourced from income and also may be sourced from paid- in capital and/or capital gains. The fund’s distributions in any period may be more or less than the net return earned by the fund on its investments and therefore should not be used as a measure of performance or confused with yield or income. Distributions in excess of fund returns will cause the fund’s NAV to decline. Investors should not draw any conclusions about the fund’s investment performance from the amount of its distribution or from the terms of its managed distribution plan.

The quoted distribution rate is a figure that uses the fund’s previous distribution to calculate an annualized figure. The distribution rate is calculated by annualizing the last distribution and then dividing by the period-ending NAV or market price. Special distributions, including special capital gains distributions, are not included in the calculation.

The Allspring Utilities and High Income Fund is a closed-end equity and high-yield bond fund. The fund’s investment objective is to seek a high level of current income and moderate capital growth with an emphasis on providing tax-advantaged dividend income.

The final determination of the source of all dividend distributions in the current year will be made after year-end. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon a fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. Each fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

For more information on Allspring’s closed-end funds, please visit our website.

This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the fund may trade at either a premium or discount relative to the fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The fund is also subject to risks associated with any concentration of its investments in the utility sector. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.

Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

Some of the information contained herein may include forward-looking statements about the expected investment activities of the funds. These statements provide no assurance as to the funds’ actual investment activities or results. Readers must make their own assessment of the information contained herein and consider such other factors as they may deem relevant to their individual circumstances.

2

© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.

Shareholder inquiries

1-800-730-6001

Financial advisor inquiries

1-888-877-9275

Media Inquiries:

 Bradley Steiner

 bradley.steiner@allspring-global.com

 332-910-7873

3

Allspring Utilities and High Income Fund

(ERH) CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

June 2, 2025 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to-date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

DATA AS OF 5/31/2025		ESTIMATED SOURCES OF DISTRIBUTION
		PER SHARE DISTRIBUTION	NII	LT GAINS	ST GAINS	PAID IN CAPITAL
ERH (FYE 8/31)	Current Month ($)	0.07938	0.05608	0.00000	0.00000	0.02330
	Current Month (%)	100.00%	70.60%	0.00%	0.00%	29.40%
	Fiscal Year to Date ($)	0.64900	0.28449	0.00000	0.00000	0.36451
	Fiscal Year to Date (%)	100.00%	43.80%	0.00%	0.00%	56.20%

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

DATA AS OF 4/30/2025			ANNUALIZED		CUMULATIVE
			5-YEAR FISCAL YTD		FISCAL YTD RETURN ON NAV	FISCAL YTD DIST RATE ON NAV[1]
	FISCAL YTD DIST	NAV	RETURN ON NAV	DIST RATE ON NAV[1]
ERH (FYE 8/31)	0.56962	12.17	9.47%	7.06%	6.33%	4.68%

[1]	As a percentage of 4/30 NAV

Additional Disclosures about the Allspring Closed-End Funds

The fund makes distributions in accordance with a managed distribution plan that provides for the declaration of monthly distributions to common shareholders of the fund at an annual minimum fixed rate of 8.0%, based on the fund’s average monthly net asset value (NAV) per share over the prior 12 months. Under the managed distribution plan, distributions are sourced from income and also may be sourced from paid-in capital and/or capital gains. The fund’s distributions in any period may be more or less than the net return earned by the fund on its investments and therefore should not be used as a measure of performance or confused with yield or income. Distributions in excess of fund returns will cause the fund’s NAV to decline. Investors should not draw any conclusions about the fund’s investment performance from the amount of its distribution or from the terms of its managed distribution plan.

The quoted distribution rate is a figure that uses the fund’s previous distribution to calculate an annualized figure. The distribution rate is calculated by annualizing the last distribution and then dividing by the period-ending NAV or market price. Special distributions, including special capital gains distributions, are not included in the calculation.

The Allspring Utilities and High Income Fund is a closed-end equity and high-yield bond fund. The fund’s investment objective is to seek a high level of current income and moderate capital growth with an emphasis on providing tax-advantaged dividend income.

The final determination of the source of all dividend distributions in the current year will be made after year-end. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon a fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. Each fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

For more information on Allspring’s closed-end funds, please visit our website.

This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the fund may trade at either a premium or discount relative to the fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The fund is also subject to risks associated with any concentration of its investments in the utility sector. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.

Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

Some of the information contained herein may include forward-looking statements about the expected investment activities of the funds. These statements provide no assurance as to the funds’ actual investment activities or results. Readers must make their own assessment of the information contained herein and consider such other factors as they may deem relevant to their individual circumstances.

2

© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.

Shareholder inquiries

1-800-730-6001

Financial advisor inquiries

1-888-877-9275

Media Inquiries:

 Bradley Steiner

 bradley.steiner@allspring-global.com

 332-910-7873

3

Allspring Utilities and High Income Fund

(ERH) CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

July 1, 2025 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to-date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

DATA AS OF 6/30/2025		ESTIMATED SOURCES OF DISTRIBUTION
		PER SHARE DISTRIBUTION	NII	LT GAINS	ST GAINS	PAID IN CAPITAL
ERH (FYE 8/31)	Current Month ($)	0.08004	0.05466	0.00000	0.00000	0.02538
	Current Month (%)	100.00%	68.30%	0.00%	0.00%	31.70%
	Fiscal Year to Date ($)	0.72904	0.33915	0.00000	0.00000	0.38989
	Fiscal Year to Date (%)	100.00%	46.50%	0.00%	0.00%	53.50%

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

DATA AS OF 5/31/2025			ANNUALIZED		CUMULATIVE
			5-YEAR FISCAL YTD		FISCAL YTD RETURN ON NAV	FISCAL YTD DIST RATE ON NAV[1]
	FISCAL YTD DIST	NAV	RETURN ON NAV	DIST RATE ON NAV[1]
ERH (FYE 8/31)	0.64900	12.56	9.16%	6.91%	10.50%	5.17%

[1]	As a percentage of 5/31 NAV

Additional Disclosures about the Allspring Closed-End Funds

The fund makes distributions in accordance with a managed distribution plan that provides for the declaration of monthly distributions to common shareholders of the fund at an annual minimum fixed rate of 8.0%, based on the fund’s average monthly net asset value (NAV) per share over the prior 12 months. Under the managed distribution plan, distributions are sourced from income and also may be sourced from paid-in capital and/or capital gains. The fund’s distributions in any period may be more or less than the net return earned by the fund on its investments and therefore should not be used as a measure of performance or confused with yield or income. Distributions in excess of fund returns will cause the fund’s NAV to decline. Investors should not draw any conclusions about the fund’s investment performance from the amount of its distribution or from the terms of its managed distribution plan.

The quoted distribution rate is a figure that uses the fund’s previous distribution to calculate an annualized figure. The distribution rate is calculated by annualizing the last distribution and then dividing by the period-ending NAV or market price. Special distributions, including special capital gains distributions, are not included in the calculation.

The Allspring Utilities and High Income Fund is a closed-end equity and high-yield bond fund. The fund’s investment objective is to seek a high level of current income and moderate capital growth with an emphasis on providing tax-advantaged dividend income.

The final determination of the source of all dividend distributions in the current year will be made after year-end. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon a fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. Each fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

For more information on Allspring’s closed-end funds, please visit our website.

This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the fund may trade at either a premium or discount relative to the fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The fund is also subject to risks associated with any concentration of its investments in the utility sector. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.

Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

Some of the information contained herein may include forward-looking statements about the expected investment activities of the funds. These statements provide no assurance as to the funds’ actual investment activities or results. Readers must make their own assessment of the information contained herein and consider such other factors as they may deem relevant to their individual circumstances.

2

© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.

Shareholder inquiries

1-800-730-6001

Financial advisor inquiries

1-888-877-9275

Media Inquiries:

 Bradley Steiner

 bradley.steiner@allspring-global.com

 332-910-7873

3

Allspring Utilities and High Income Fund

(ERH) CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

August 1, 2025 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to-date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

DATA AS OF 7/31/2025		ESTIMATED SOURCES OF DISTRIBUTION
		PER SHARE DISTRIBUTION	NII	LT GAINS	ST GAINS	PAID IN CAPITAL
ERH (FYE 8/31)	Current Month ($)	0.08062	0.00000	0.00000	0.00000	0.08062
	Current Month (%)	100.00%	0.00%	0.00%	0.00%	100.00%
	Fiscal Year to Date ($)	0.80966	0.33915	0.00000	0.00000	0.47051
	Fiscal Year to Date (%)	100.00%	41.90%	0.00%	0.00%	58.10%

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

DATA AS OF 6/30/2025			ANNUALIZED		CUMULATIVE
			5-YEAR FISCAL YTD		FISCAL YTD RETURN ON NAV	FISCAL YTD DIST RATE ON NAV[1]
	FISCAL YTD DIST	NAV	RETURN ON NAV	DIST RATE ON NAV[1]
ERH (FYE 8/31)	0.72904	12.68	10.27%	6.93%	12.33%	5.75%

[1]	As a percentage of 6/30 NAV

Additional Disclosures about the Allspring Closed-End Funds

The fund makes distributions in accordance with a managed distribution plan that provides for the declaration of monthly distributions to common shareholders of the fund at an annual minimum fixed rate of 8.0%, based on the fund’s average monthly net asset value (NAV) per share over the prior 12 months. Under the managed distribution plan, distributions are sourced from income and also may be sourced from paid-in capital and/or capital gains. The fund’s distributions in any period may be more or less than the net return earned by the fund on its investments and therefore should not be used as a measure of performance or confused with yield or income. Distributions in excess of fund returns will cause the fund’s NAV to decline. Investors should not draw any conclusions about the fund’s investment performance from the amount of its distribution or from the terms of its managed distribution plan.

The quoted distribution rate is a figure that uses the fund’s previous distribution to calculate an annualized figure. The distribution rate is calculated by annualizing the last distribution and then dividing by the period-ending NAV or market price. Special distributions, including special capital gains distributions, are not included in the calculation.

The Allspring Utilities and High Income Fund is a closed-end equity and high-yield bond fund. The fund’s investment objective is to seek a high level of current income and moderate capital growth with an emphasis on providing tax-advantaged dividend income.

The final determination of the source of all dividend distributions in the current year will be made after year-end. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon a fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. Each fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

For more information on Allspring’s closed-end funds, please visit our website.

This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the fund may trade at either a premium or discount relative to the fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The fund is also subject to risks associated with any concentration of its investments in the utility sector. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.

Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

Some of the information contained herein may include forward-looking statements about the expected investment activities of the funds. These statements provide no assurance as to the funds’ actual investment activities or results. Readers must make their own assessment of the information contained herein and consider such other factors as they may deem relevant to their individual circumstances.

2

© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.

Shareholder inquiries

1-800-730-6001

Financial advisor inquiries

1-888-877-9275

Media Inquiries:

 Bradley Steiner

 bradley.steiner@allspring-global.com

 332-910-7873

3